Exhibit 10.2

AMENDMENT TO GENERAL SERVICE AGREEMENT

This Amendment to General Service Agreement ("Amendment") is entered into as of September 23, 2020 by and between Altair International Corp., and Oliver Geoservices LLC (the “Parties”).

WHEREAS, the Parties are party to that certain General Service Agreement (the “GSA”), dated September 22 2020,

WHEREAS, the Parties desire to amend the GSA;

NOW, THEREFORE, in consideration for the promises set forth in this Agreement, the Parties agree as follows:

Section 3 shall specify that Mr. Douglas Oliver shall join Altair as its acting Vice President. As such, the first sentence of Section 3 shall be amended to read:

“Douglas Oliver (the managing member of the Contractor) will join the Company as its acting Vice President of Exploration and join the Company’s Advisory Board.”

The remainder of Section 3 shall not be amended.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed the day and year first above written.

    /s/ Leonard Lovallo_____________

Leonard Lovallo, President

For: Altair International Corp.

/s/ Douglas Oliver______________

Mr. Douglas Oliver, Manager

For: Oliver Geoservices LLC